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EXHIBIT 23
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-76331.



                                    ARTHUR ANDERSEN LLP







Stamford, Connecticut
March 30, 2001